{VEO469448.DOC;1/60577.042001/}
--------------------------------------------------------------------------------
             INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON
--------------------------------------------------------------------------------


------                                                             -------------
No.                                                                       Shares
------                                                             -------------
                             The State of Washington

[LOGO]                         Ornali  Group  Inc.
            One Hundred Twenty Million Authorized, $0.0001 Par Value

This  Certifies  That  SPECIMEN is the owner of ______________________ Shares of
                       --------
$0.0001  each  of  the  Capital  Stock  of

                                Ornali Group Inc.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said corporation has caused this Certificate to be signed by its duly authorized officers, and to be sealed with the Seal of the Corporation this ______ day of _____________ At

[SEAL]


_____________________________                      _____________________________
         President                                            Secretary

                        -----------        ---------
                        SHARES     $0.0001     EACH
                        -----------        ---------

                                   CERTIFICATE
                                       FOR

                                     SHARES

                               [SEAL APPEARS HERE]

                                     OF THE

                                  CAPITAL STOCK


                                Ornali Group Inc.

                                    ISSUED TO

                            ________________________
                                      DATED
                            ________________________



     For  Value  Received  _________  hereby  sell,  assign  and  transfer  unto
________________________________________________________________________________
_________________________________________________________________________ Shares
of the Capital Stock represented by the written Certificate and do hereby irrevocably constitute and appoint to transfer the said Stock on the books of the within named corporation with full power of substitution in the premises.

     Dated _____________________________

          In  presence  of___________________________________

________________________________

NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORESPOND WITH THE NAME AS WRITTEN ON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR WITHOUT ALTERATION AND ENLARGEMENTS OR ANY CHANGE WHATEVER

     PLEASE  NOTE  THAT  ALL  CERTIFICATES  MUST  BE  LEGENDED  AS  FOLLOWS:

           The shares to be acquired upon exercise of these warrants have not been registered under the Securities Act of 1933, as amended, (the "Act") and may not be sold, transferred or otherwise disposed of by the holder, unless registered under the act or unless, in the opinion of counsel satisfactory to the issuer, the transfer qualifies for an exemption from or exemption to the registration provisions thereof.